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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                              ------------------------


                                      FORM 8-K
                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   December 15, 1998
                                                    -----------------

                              TCF Financial Corporation
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                (Exact name of registrant as specified in its charter)



                                       Delaware
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                    (State or other jurisdiction of incorporation)



          0-16431                                      41-1591444
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Commission File Number                        (IRS Employer Identification No.)



   801 Marquette Avenue, Mail Code 100-01-A, Minneapolis, Minnesota 55402
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                       (Address of principal executive offices)



     (612) 661-6500
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Registrant's Telephone Number

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Item 5.   OTHER EVENTS


On December 15, 1998, TCF Financial Corporation (the "Company") announced that its board of directors has authorized another program for the repurchase of up to five percent of the Company's outstanding shares through open market or privately negotiated transactions. This program is in addition to the existing program for repurchasing shares announced in June 1998. The repurchased shares will become treasury shares. Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Company's press release dated December 15, 1998.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.1 Press Release dated December 15, 1998.





                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 23, 1998

                                             TCF FINANCIAL CORPORATION



                                             By   /s/Neil W. Brown
                                                  -----------------------------
                                                  Neil W. Brown
                                             Its  Treasurer and Chief
                                                    Financial Officer